Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2000



                        Online International Corporation
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             (Exact name of registrant as specified in its charter)

                Nevada                  033-20966             76-0251547
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         (State of Incorporation) (Commission File Number) (IRS Employer No.)


                                 150 Laser Court
                               Hauppauge, NY 11788
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (516) 231-7575


                            909 Frostwood, Suite 261
                              Houston, Texas 77024
                                 (713) 461-5910
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                 (Former address, if changed since last report)

Item 8.  Change In Fiscal Year

The registrant has changed its fiscal year from that used in its mot recent filing with the Commission. The date of the determination is February 7, 2000. The new fiscal year is February 1 to January 31. The former fiscal year was June 1 to May 31. Form 10-QSB is the form on which the report covering the transition period is being filed contemporaneously with this report on Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ONLINE INTERNATIONAL CORPORATION
                                                       (Resistrant)

Date:    February 7, 2000             By:     /s/     Stanley James White
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                                                      Stanley James White,
                                                Chief, Executive Officer,
                                                President and Secretary